UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2017

SOUTHWEST GAS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

California	001-37976	81‑3881866
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5241 Spring Mountain Road
Post Office Box 98510
Las Vegas, Nevada		89193-8510
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (702) 876‑7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Southwest Gas Holdings, Inc. (the “Company”) was held on May 4, 2017.  Holders of approximately 44,089,302 shares of common stock were represented in person or by proxy.  The Company’s shareholders (i) elected each of the persons listed below to serve as a director of the Company for a term that will continue until the next annual meeting of shareholders or until his or her successor has been duly elected and qualified or the director’s earlier resignation, death, or removal, (ii) approved the Company’s Omnibus Incentive Plan, (iii) approved the advisory vote on named executive officer compensation, (iv) on an advisory basis, selected the “Annual” option for the frequency of the advisory vote on named executive officer compensation by a plurality of votes cast, and (v) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017.  The following tables present the final results of voting on each of the matters submitted to a vote at the Annual Meeting of Shareholders:

Proposal 1.  The election of ten (10) directors.

Name	For	Withheld	Broker Non-votes
Robert L. Boughner	38,438,427	1,951,280	3,699,595
José A. Cárdenas	38,417,296	1,972,411	3,699,595
Thomas E. Chestnut	38,317,842	2,071,865	3,699,595
Stephen C. Comer	38,387,868	2,001,838	3,699,595
LeRoy C. Hanneman, Jr.	38,429,518	1,960,189	3,699,595
John P. Hester	38,440,812	1,948,894	3,699,595
Anne L. Mariucci	38,370,961	2,018,746	3,699,595
Michael J. Melarkey	38,319,137	2,070,570	3,699,595
A. Randall Thoman	38,430,211	1,959,496	3,699,595
Thomas A. Thomas	38,437,092	1,952,615	3,699,595

Proposal 2.  Approval of Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-votes
37,251,057	2,822,891	315,759	3,699,595

Proposal 3.  Advisory vote to approve the Company’s executive compensation.

For	Against	Abstain	Broker Non-votes
37,610,184	2,432,426	347,097	3,699,595

Proposal 4. The advisory vote on the frequency of the advisory vote on executive compensation.

Annual	Biennial	Triennial	Abstain	Broker Non-votes
33,238,678	203,670	6,531,873	415,485	3,699,595

Based on its recommendation to shareholders in favor of an annual vote and the vote of approximately 75% of the Company's shares in favor of an annual vote, our board of directors has decided to continue to hold the advisory vote on executive compensation annually.

Proposal 5.  The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for fiscal year 2017.

For	Against	Abstain
43,589,959	286,949	212,394

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Southwest Gas Holdings, Inc. Omnibus Incentive Plan. Incorporated herein by reference to Appendix B to the Proxy Statement dated March 27, 2017, File No. 1-37976.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

Date: May 10, 2017
/s/ GREGORY J. PETERSON
Gregory J. Peterson
Vice President/Controller and
Chief Accounting Officer